SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Municipals Trust II

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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September 15, 2009

URGENT

REG1
REG 2
REG 3
REG 4
REG 5
REG 6
REG 7

Re: (merge Eaton Vance Fund Name)

Dear Shareholder:

We have attempted to contact you several times regarding an important matter pertaining to your investment in one or more of the Eaton Vance Funds.

Please contact me immediately at 1-866-864-7961 extension 6160 between the hours of 9:00 am to 5:00 pm EST. This matter is very important and will take only a moment of your time. The Altman Group has been engaged by Eaton Vance to contact you. No personal information is required when calling.

Thank you in advance for your assistance.

Sincerely,

Frederick M. Bonnell
Managing Director
Shareholder Services

September 15, 2009

EATON VANCE HAWAII MUNICIPALS FUND Two International Place Boston, Massachusetts 02110

Dear Shareholder:

As you may know, your Fund’s Board of Trustees has called a Special Meeting of Shareholders to be held on September 25, 2009. At this Special Meeting, shareholders will be asked to approve an Agreement and Plan of Reorganization.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED ON THIS PROPOSAL. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement previously mailed to you. Another copy of your proxy ballot is enclosed for your convenience. By voting promptly, you can help your Fund avoid the expense of additional mailings.

We strongly encourage you to vote your shares today. Voting is easy. You may use any of the options below to ensure that your vote is promptly recorded in time for the Meeting:

If you have any questions relating to the Special Meeting of Shareholders, or voting your shares, you may call our proxy specialists toll-free at (866) 864-7961 extension 6160 between the hours of 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday. You may also contact this number to request additional proxy materials.

Thank you for your assistance with this important matter.